FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       American Life Holding Company, Inc.
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             (Exact name of registrant as specified in its charter)

             Florida                                    52-2177342
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

4823 Old Kingston Pike
Suite 125
Knoxville, Tennessee                                      37919
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(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-99415              (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                  common stock
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               INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common stock of American Life Holding Company, Inc. is hereby incorporated by reference to the registrant's registration statement on Form SB- 2, SEC file number 333-99415, as amended, as declared effective by the SEC on February 12, 2003.

ITEM 2.           EXHIBITS.

Exhibit No.        Description

3.1                Articles of Incorporation (1)
3.2                Amended and Restated Articles of Incorporation(1)
3.3                Articles of Amendment to the Amended and Restated Articles of
                   Incorporation(1)
3.4                By-Laws(1)
3.5                Articles of Amendment to the Amended and Restated Articles of
                   Incorporation(1)
4.1                Form of Common Stock Purchase Warrant (1)

(1) Incorporated by reference to the registrant's registration statement on Form SB- 2, SEC file number 333-99415, as amended, as declared effective by the SEC on February 12, 2003.

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

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      AMERICAN LIFE HOLDING COMPANY, INC.
March 5, 2003
                                      By:   /s/ Stanley P. Brown, III
                                          -------------------------------------
                                              Stanley P. Brown, III, President,
                                              Principal Executive Officer, and
                                              Principal Accounting and Financial
                                              Officer


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